CAVANAL HILL FUNDS

Supplement dated August 24, 2016

to the

Tax-Free Money Market Fund Prospectus and

Government Securities Money Market Fund Prospectus

dated April 1, 2016

On August 5, 2016, the Board of Trustees (the “Board”) of Cavanal Hill Funds approved a plan to liquidate and terminate the Cavanal Hill Tax-Free Money Market Fund (the “Fund”), upon the recommendation of Cavanal Hill Investment Management. Inc., the Fund’s investment adviser.

The Fund will distribute cash or in-kind pro rata to all shareholders who have not previously redeemed or exchanged all of their shares on or about October 23, 2016 (the “Liquidation Date”). These distributions may be taxable events. Once the distribution is complete, the Fund will terminate. Additionally, in anticipation of the Liquidation Date, the Fund will be closed to new shareholders on or about Friday, September 30, 2016.

Shareholders may exchange shares of the Fund at net asset value at any time after September 15, 2016 but prior to the Liquidation Date for shares of the same class of the Cavanal Hill Funds Government Securities Money Market Fund. Shareholders may also redeem shares of the Fund at any time prior to the Liquidation Date. No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events for shareholders.

In connection with the termination of the Fund and in order to facilitate the exchange of Fund shares for Cavanal Hill Funds Government Securities Money Market Fund shares, Cavanal Hill will make Government Securities Money Market Fund Select shares available for sale beginning September 15, 2016. The Government Securities Money Market Fund Select trades using the ticker symbol APSXX and CUSIP 14956P810.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact us at 1-800-762-7085.

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SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.